SCHEDULE 14A

(RULE 14A-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the registrant [ X ]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[  ]    Preliminary proxy statement.

[  ]    Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

[X]    Definitive proxy statement.

[  ]    Definitive additional materials.

[  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

UNICO AMERICAN CORPORATION

____________________________________________________________

(Name of Registrant as Specified in Its Charter)

____________________________________________________________

Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]    No fee required.

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

__________________________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:

__________________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

__________________________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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UNICO AMERICAN CORPORATION

23251 Mulholland Drive

Woodland Hills, California 91364-2732

_____________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held Thursday, May 24, 2012

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Unico American Corporation (the "Company") to be held at the Hilton Garden Inn, 24150 Park Sorrento, Calabasas, California 91302, at 2:00 p.m. local time, to consider and act upon the following matters:

1.	The election of eight (8) directors to hold office until the next annual meeting of shareholders and until their successors are elected and qualified; and

2.	The transaction of such other business as may properly be brought before the meeting.

The Board of Directors has fixed the close of business on April 9, 2012, as the record date for the determination of shareholders who will be entitled to notice of and to vote at the meeting. The voting rights of the shareholders are described in the Proxy Statement.

IT IS IMPORTANT THAT ALL SHAREHOLDERS BE REPRESENTED AT THE ANNUAL MEETING. SHAREHOLDERS WHO DO NOT PLAN TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO VOTE, DATE, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID AND ADDRESSED RETURN ENVELOPE. PROXIES ARE REVOCABLE AT ANY TIME, AND SHAREHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

By Order of the Board of Directors,

 Cary L. Cheldin

 Chairman of the Board, President, and

 Chief Executive Officer

 Woodland Hills, California

April 18, 2012

UNICO AMERICAN CORPORATION

23251 Mulholland Drive

Woodland Hills, California 91364-2732

_____________________

PROXY STATEMENT

______________________

ANNUAL MEETING OF SHAREHOLDERS

May 24, 2012

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Unico American Corporation, a Nevada corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at the Hilton Garden Inn, 24150 Park Sorrento, Calabasas, California 91302, on May 24, 2012, at 2:00 p.m. local time. Accompanying this Proxy Statement is a proxy card, which you may use to indicate your vote as to each of the proposals described in this Proxy Statement. If you are planning to attend our Annual Meeting and require directions to the meeting, please call 818-591-9800, Extension 565.

All shares represented by proxies that are properly completed, signed, and returned to the Company prior to the Annual Meeting and which have not been revoked, will be voted in accordance with instructions contained in the proxies. At the Annual Meeting, the scheduled matter to be acted upon by the shareholders is the election of eight (8) directors to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. The Board of Directors recommends a vote FOR the nominees for director listed in the proxy. In the absence of voting instructions to the contrary, shares represented by properly executed proxies will be voted in accordance with the foregoing recommendation. The Company does not know of any other matter that will be presented for action at the Annual Meeting, but if any other matter is properly presented, the persons that are named in the accompanying proxy will vote thereon in accordance with their best judgment. A shareholder may revoke his or her proxy at any time before it is voted either by filing with the Secretary of the Company at its principal executive offices a written notice of revocation or a duly executed proxy bearing a later date or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

The close of business on April 9, 2012, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of the record date, the Company had outstanding 5,341,492 shares of common stock, the only outstanding voting security of the Company. For each share held on the record date, a shareholder is entitled to one vote on all matters to be considered at the Annual Meeting. The Company's Articles of Incorporation do not provide for cumulative voting. Directors are elected by a plurality of the votes cast and abstentions and broker non-votes are counted for the purposes of determining the existence of a quorum at the meeting but not for purposes of determining the results of the vote.

The Company will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of preparing, assembling and mailing the proxy material. In addition to solicitation by mail, officers and other employees of the Company may solicit proxies by telephone, facsimile, or personal contact without additional compensation.

The Company's principal executive offices are located at 23251 Mulholland Drive, Woodland Hills, California 91364-2732. The approximate mailing date of this Proxy Statement and the Company's proxy card is April 18, 2012.

ELECTION OF DIRECTORS

The Company's Bylaws provide for a range of three to eleven directors and allow the Board of Directors to set the exact number of authorized directors within that range. The current number of authorized directors is eight (8). Directors are elected at each Annual Meeting of Shareholders to serve thereafter until their successors have been duly elected and qualified. David A. Lewis, who served as a director and a member of the Audit Committee of the Company since 1989, has elected for personal reasons not to stand for re-election as a Director at the Annual Meeting. The Board of Directors has nominated Samuel J. Sorich to stand for election as a director of the Company at the Annual Meeting in place of Mr. Lewis. Except for Mr. Sorich, each nominee is currently a director having served in that capacity since the date indicated in the following table. All nominees have advised the Company that they are able and willing to serve as directors. If any nominee refuses or is unable to serve (an event which is not anticipated), the persons named in the accompanying proxy card will vote for another person nominated by the Board of Directors. Unless otherwise directed in the accompanying proxy card, the persons named therein will vote FOR the election of the eight nominees listed in the following table.

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The following table sets forth all of the Company’s executive officers and indicates the position with the Company, tenure as director and age as of April 9, 2012 for each person nominated for election as a director:

Name	Age	Present Position with Company	First Elected Director

Cary L. Cheldin	55	Chairman of the Board, President and Chief Executive Officer	1983
Lester A. Aaron	66	Treasurer, Chief Financial Officer and Director.	1985
Terry L. Kinigstein	66	Vice President, Secretary, General Counsel and Director	2008
Erwin Cheldin	80	Director	1969
George C. Gilpatrick	67	Director	1985
Warren D. Orloff	77	Director	2001
Donald B. Urfrig	70	Director	2001
Samuel J. Sorich	66	Director Nominee

Each member of the Board of Directors has extensive management and leadership experience gained through executive and professional service in insurance and other industries. In these roles, the directors have developed attributes and skills in management of capital, risk and operations. In addition, all of the current directors have long standing relationships with the Company. This experience with the Company provides the members of the Board of Directors a thorough understanding of the Company’s policies and processes, rules and regulations, risks and mitigating solutions and controls environment.

Set forth below are the names of the nominees for election to the Board of Directors, along with their present and prior positions, principal occupations and the specific individual qualifications and skills of such directors that contribute to the overall effectiveness of the Board of Directors and its committees.

Cary L. Cheldin, Chairman of the Board of Directors, has served as Chairman, President and Chief Executive Officer since April 1, 2009. From 1991 to 2009 he was Executive Vice President of the Company and prior thereto he served as Vice President from 1986 to 1991 and as Secretary from 1987 to 1991. Mr. Cary Cheldin has been a director of the Company since 1983 and has held management positions in the Company since 1986. The Company believes that Mr. Cary Cheldin’s knowledge of and expertise in the insurance industry and his historical experience and understanding of the Company’s underwriting, claims management and rate-making processes qualify him for service on the Board of Directors.

Lester A. Aaron has served as the Company’s Treasurer, Chief Financial Officer and as a Director since 1985 and Secretary from 1991 to 1992. Mr. Aaron has extensive knowledge and expertise in the property and casualty insurance industry, financial reporting, taxation and investments and is an inactive certified public accountant. The Company believes that Mr. Aaron’s background and his 34 years of experience with the Company qualify him for service on the Board of Directors.

Terry L. Kinigstein has served as the Company’s General Counsel since 2002. Since 2008 he has served as Vice President, Secretary and Director. Mr. Kinigstein has been an active attorney since 1972. During the 25 years prior to joining Unico American Corporation as General Counsel, Mr. Kinigstein was a partner in several law firms, including the law firm of Cooper, Epstein and Hurewitz for approximately 10 years. The Company believes that Mr. Kinigstein’s extensive legal experience, as well as experience as a law firm partner, qualifies him for service on the Board of Directors.

Erwin Cheldin is the Company’s former President, Chief Executive Officer and Chairman of the Board. Mr. Erwin Cheldin retired from being an employee of the Company effective April 1, 2009. Mr. Erwin Cheldin became an officer and director of the Company in 1969. Mr. Erwin Cheldin has over 50 years of experience in all phases of the property and casualty insurance industry. The Company believes that Mr. Erwin Cheldin’s historical knowledge of the Company and its operations and long standing service to the Company qualify him for service on the Board of Directors.

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George C. Gilpatrick is the Company’s former Vice President of Management Information Systems. Mr. Gilpatrick served the Company as Vice President from 1981 until his retirement in April 2008 and as a director since 1985. The Company believes that Mr. Gilpatrick’s knowledge and expertise in the data processing field and his past experience directing the Company’s information systems as well as his experience as a director of the Company, qualify him for service on the Board of Directors.

Warren D. Orloff is a retired actuary with over 40 years’ experience specializing in retirement plans. From 1990 until retiring in 1997, he was an independent actuarial consultant for pension administration firms. He is a Fellow of Society of Actuaries, Fellow of Conference of Consulting Actuaries, and member of Academy of Actuaries. The Company believes that Mr. Orloff’s experience as an actuary, business owner and independent consultant qualify him for service on the Board of Directors.

Donald B. Urfrig has been a consulting engineer in the areas of project management and integrated product development since 1996. In addition, he is also a private investor and owner of commercial and agricultural businesses for the past 36 years. From 1963 to 1996 he worked in the aerospace industry in both technical and management positions. The Company believes that the diversified work experience of Mr. Urfrig as business owner, investor and executive manager qualify him for service on the Board of Directors.

Samuel J. Sorich is a respected representative of the California insurance industry for more than 25 years. Upon Mr. Sorich’s election to the Board, it is anticipated that he will also serve on the audit committee. Mr. Sorich has been a consultant to the insurance industry regarding, among other things, regulatory and legislative matters since 2011. From 2002 to 2010 he served as president of the Association of California Insurance Companies (ACIC), California’s longest established property/casualty insurance trade association. As president of the ACIC, he directed the association’s legislative, regulatory and litigation activities. From 1985 to 2002, prior to joining the ACIC, he served as regional vice president of the National Association of Independent Insurers (NAII), a predecessor association of the Property Casualty Insurers Association of America (PCI). PCI has more than 1,000 member insurance companies. While leading the ACIC, he continued to direct PCI’s efforts in Arizona, Oregon, Nevada, Hawaii and other western states. For nearly a decade, he represented the insurers before the National Association of Insurance Commissioners and took the advocacy lead on several important issues including market conduct exams, producer licensing, and insurers’ use of credit information for underwriting and rating. Mr. Sorich is a graduate of the University of Illinois College of Law. Before beginning his insurance career, he served as a Peace Corps volunteer and as an assistant attorney general in the office of the Illinois Attorney General. He is an inactive member of the State Bar of Hawaii and the State Bar of Illinois. The Company believes that Mr. Sorich’s experience as an attorney and his experience in the insurance industry qualify him for service on the Board of Directors.

Except for Cary L. Cheldin, who is the son of Erwin Cheldin, none of the executive officers or directors of the Company are related to any other officer or director of the Company. The executive officers of the Company are elected by the Board of Directors. Each of Messrs. Cary L. Cheldin, Lester A. Aaron and Terry L. Kinigstein serves in his present office pursuant to an employment agreement with the Company. The employment agreement of Cary L. Cheldin was amended March 24, 2010, to extend the end of the term of the agreement from December 31, 2013 to December 31, 2014. The employment agreement of Mr. Aaron was amended March 24, 2010, to extend the end of the term of the Agreement from December 31, 2011 to December 31, 2012. The employment agreement of Mr. Kinigstein was amended March 24, 2010, to extend the end of the term of the Agreement from December 31, 2011 to December 31, 2012.

Messrs. Erwin Cheldin, Cary L. Cheldin, Lester A. Aaron, and George C. Gilpatrick who hold approximately 52.66% of the voting power of the Company have agreed to vote the shares of common stock held by each of them so as to elect each of them to the Board of Directors and to vote on all other matters as they may agree. As a result of this agreement, the Company is a “Controlled Company” as defined in the NASDAQ Stock Market (“NASDAQ”) Listing Rules. A Controlled Company is exempt from the requirements of the NASDAQ Listing Rules requiring that (i) the Company have a majority of independent directors on the Board of Directors, (ii) the Compensation Committee be composed solely of independent directors, (iii) the compensation of the executive officers be determined by a majority of the independent directors or a compensation committee comprised solely of independent directors and (iv) director nominees be elected or recommended either by a majority of the independent directors or a nominating committee comprised solely of independent directors. The Board of Directors has determined that each of Messrs. Orloff, Urfrig and Lewis is, and Mr. Sorich will upon his election as a director at the Annual Meeting be, an independent director as defined by the NASDAQ Listing Rules.

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During the year ended December 31, 2011, the Company's Board of Directors held one meeting. The independent directors met without any management directors or employees present four times during the year ended December 31, 2011. Non-employee directors receive $2,000 each quarter plus $1,000 for each board meeting they attend. All directors attended at least 75% of the combined total meetings of the Board of Directors and the committees on which they served.

Director Compensation

The compensation of the Company’s non-employee directors paid by the Company for the last completed fiscal year is as follows:

Name	Fees Earned or Paid in Cash $	Total $

Erwin Cheldin	9,000	9,000
George C. Gilpatrick	9,000	9,000
David A. Lewis, CPCU (1)	9,000	9,000
Warren D. Orloff	9,000	9,000
Donald B. Urfrig	9,000	9,000

(1) Mr. Lewis is not standing for re-election as a director at the Annual Meeting

Board Leadership Structure

The Company’s eight-member Board is led by Chairman Cary L. Cheldin. Mr. Cary Cheldin is also the Company’s President and Chief Executive officer. The Company’s Chief Financial Officer, Lester A. Aaron and its Vice President & General Counsel and Secretary, Terry L. Kinigstein are also members of the Board. The remaining five members include the retired Chairman, President and Chief Executive Officer, Erwin Cheldin, the retired Vice President of Management Information Systems, George Gilpatrick, and three independent directors. The Board does not have a lead independent director.

Mr. Cary Cheldin is the son of a founder of the Company and has been an executive officer of the Company since 1986 and a board member since 1983. He was first elected Chairman of the Board, President and Chief Executive Officer effective April 1, 2009.

The Board of Directors has determined that combining the Chairman and Chief Executive Officer positions is the appropriate leadership structure for the Company at this time and provides effective oversight of management and strong leadership of the independent directors and shareholders. The Board believes that combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision making and alignment on corporate strategy. The Board believes this leadership structure is particularly appropriate for the Company at this time given Mr. Cary Cheldin’s continuity of service with the Company since 1980. As the individual with primary responsibility for managing the Company's day-to-day operations, Mr. Cary Cheldin is best positioned to chair regular Board meetings and ensure that key business issues and risks are brought to the attention of the Board and the applicable committees.

The Board of Directors is primarily responsible for assessing risks associated with the Company's business. However, the Board delegates certain of such responsibilities to other groups. The Audit Committee is comprised of three independent board members and it oversees the financial reporting processes of the Company and the audits of the Company’s financial statements. The Audit Committee also reviews with management the Company's policies and procedures with respect to risk assessment and risk management, including reviewing certain risks associated with our financial and accounting systems, accounting policies, investment strategies, regulatory compliance, insurance programs and other matters.

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Committees of the Board of Directors

The Board of Directors has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members presently consist of Warren D. Orloff, Donald B. Urfrig, and David A. Lewis. Mr. Lewis is not standing for re-election as a director at the Annual Meeting and it is anticipated that upon Mr. Sorich’s election to the Board, he will serve on the Audit Committee in place of Mr. Lewis. The Audit Committee of the Board of Directors oversees the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. It has a written charter, a copy of which was attached to the Proxy Statement for the Annual Meeting of Shareholders held on May 27, 2010. The Audit Committee met four times during the year ended December 31, 2011, and held one meeting subsequent to the year ended December 31, 2011, to discuss accounting and financial statement matters related to the year ended December 31, 2011. Messrs. Orloff, Urfrig, and Lewis are independent and in compliance with the independent standards applicable to audit committee members contained in the NASDAQ Listing Rules. The Board of Directors has determined that the Company does not have an “Audit Committee Financial Expert” as defined by the SEC serving on the Audit Committee. The Board of Directors believes that the members of the Audit Committee are able to read and understand financial statements of the Company, are familiar with the Company and its business, and are capable of fulfilling the duties and responsibilities of an Audit Committee without the necessity of having an “Audit Committee Financial Expert” as a member.

The Board of Directors has also established a Compensation Committee presently consisting of Messrs. Cary Cheldin, Aaron, and Orloff. Messrs. Cary Cheldin and Aaron are executive officers of the Company. This Committee considers and recommends to the Board of Directors compensation for executive officers. The Compensation Committee held one meeting during the year ended December 31, 2011. The Compensation Committee does not have a charter.

The Company does not have a Nominating Committee of the Board of Directors. The Board of Directors consists of eight members. Since four directors, of which two are presently executive officers, control approximately 52.66% of the voting power of the outstanding common stock of the Company, the Board of Directors believes that it is appropriate not to have a Nominating Committee. If there were a new nominee for Director to be considered, it is expected that all of the directors would participate in the process. The Board of Directors does not have a formal policy with regard to the consideration of any director candidates recommended by shareholders. The Board of Directors, however, would consider qualified nominees recommended by shareholders. Shareholders who wish to recommend a qualified nominee should submit complete information as to the identity and qualifications of the person recommended to the Secretary of the Company at 23251 Mulholland Drive, Woodland Hills, California 91364-2732. The Board of Directors generally requires that nominees be persons of sound ethical character, be able to represent all shareholders fairly, have no material conflicts of interest, have demonstrated professional achievement, have meaningful experience, and have a general appreciation of the major business issues facing the Company. The Board of Directors does not have a formal process for identifying and evaluating nominees for director. Mr. Cary Cheldin, the Company’s Chief Executive Officer, recommended Mr. Sorich to the Board of Directors to be included on the Company’s Proxy Card as a nominee for director at the Annual Meeting. The Board of Directors does not have a formal policy regarding diversity, but as described above considers a broad range of attributes and characteristics in identifying and evaluating nominees for election to the Board of Directors. The Board of Directors views diversity broadly to include diversity of experience, skills and viewpoint in addition to more traditional diversity concepts. Absent special circumstances, the Board of Directors will continue to nominate qualified incumbent directors whom the Board of Directors believes will continue to make important contributions to the Board of Directors.

Communications with the Board of Directors

The Company provides a process for shareholders to send communications to the Board of Directors or any of the directors. Shareholders may send written communications to the Board of Directors or any director, c/o Secretary, Unico American Corporation, 23251 Mulholland Drive, Woodland Hills, California 91364-2732. All communications will be compiled by the Secretary of the Company and will be submitted to the members of the Board of Directors or to the individual director to whom it was addressed on a periodic basis. The Company does not have a policy with regard to directors’ attendance at the Annual Meeting of Shareholders. Five of the directors attended the 2011 Annual Meeting of Shareholders.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code of Ethics may be obtained without charge upon written request to the Secretary, Unico American Corporation, 23251 Mulholland Drive, Woodland Hills, California 91364-2732.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 9, 2012, the names and holdings of all persons who are known by the Company to own beneficially more than 5% of its outstanding common stock, its only class of outstanding voting securities, and the beneficial ownership of such securities held by each director, nominee for director, and all executive officers and nominees for director as a group. Unless otherwise indicated, the Company believes that each of the persons and entities set forth below has the sole power to vote and dispose of the shares listed opposite his or its name as beneficially owned by him or it.

Name and Address of Beneficial Owner	Amount Beneficially Owned	Percent Of Class

Certain Beneficial Owners
Erwin Cheldin (1) 23251 Mulholland Drive, Woodland Hills, CA 91364-2732	2,352,545	44.0%

Schwartz Investment Counsel, Inc., and Schwartz Investment Trust, on behalf of its series Funds, Schwartz Value Fund, and Ave Maria Catholic Values Fund (2) 3707 W. Maple Rd., Suite 100, Bloomfield Hills, MI 48301	476,145	8.9%

Dimensional Fund Advisors LP (3) Palisades West, Building One 6300 Bee Cave, Austin TX 78746	485,546	9.1%

Executive Officers, Directors, and Nominees for Director	Amount Beneficially Owned	Percent Of Class
Erwin Cheldin (1)	2,352,545	44.0%
Cary L. Cheldin (1)	204,860	3.8%
Lester A. Aaron (1)	150,567	2.8%
George C. Gilpatrick (1)	104,717	2.0%
Donald B. Urfrig	25,000	0.5%
Terry L. Kinigstein	0	0.0%
Warren D. Orloff	0	0.0%
Samuel J. Sorich	0	0.0%

All executive officers and director nominees as a group (8 persons)	2,837,689	53.1%

(1)	Messrs. Erwin Cheldin, Cary L. Cheldin, Lester A. Aaron, and George C. Gilpatrick have agreed to vote all of the shares of common stock owned by them aggregating 2,812,689 shares or approximately 52.66% of the outstanding common stock so as to elect each of them to the Board of Directors and to vote on all other matters as they may agree. The agreement terminates upon the earlier of such time as the group owns less than 50% of the outstanding shares of the common stock of the Company or April 15, 2019. Because of his stock holdings, Erwin Cheldin may be deemed a “parent” (as defined in the Securities Exchange Act of 1934) of the Company.
(2)	Per Schedule 13G dated February 13, 2012.
(3)	Per Schedule 13G dated February 14, 2012.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Executive Compensation

Summary Compensation Table

The following table sets forth information for years ended December 31, 2011, and December 31, 2010, as to executive compensation paid to the principal executive officer and the Company’s two most highly compensated officers other than the principal executive officer, who were serving as executive officers as of the end of the last completed fiscal year.

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Name and Principal Position	Year	Salary	Bonus	All Other Compensation (1)	Total
		($)	($)	($)	($)

Cary L. Cheldin (2) (3)	2011	316,548	32,000	43,849	392,397
President and Chief Executive Officer	2010	315,620	35,000	66,777	417,397

Lester A. Aaron (3)	2011	241,571	32,000	43,495	317,066
Treasurer and Chief Financial Officer	2010	239,030	35,000	59,501	333,531

Terry L. Kinigstein (3)	2011	202,872	13,000	39,451	255,323
Vice President, General Counsel and Secretary	2010	200,676	13,000	53,674	267,350

(1)  See “All Other Compensation” table below.

(2) Cary L. Cheldin was named President and Chief Executive Officer of the Company effective April 1, 2009 upon the retirement of Erwin Cheldin on April 1, 2009. Prior thereto Mr. Cary L. Cheldin was Executive Vice President of the Company.

(3) Each of Messrs. Cary L. Cheldin, Lester A. Aaron and Terry L. Kinigstein serves in his present office pursuant to an employment agreement with the Company. The employment agreement of Cary L. Cheldin was amended on March 24, 2010, to extend the end of the term of the agreement from December 31, 2013 to December 31, 2014. The employment agreements of Mr. Lester A. Aaron and Mr. Terry L. Kinigstein were also amended on March 24, 2010 to extend the end of the term of each of their agreements from December 31, 2011 to December 31, 2012.

All Other Compensation

The table below summarizes all other compensation paid or earned by the named executive officers for the years ended December 31, 2011, and December 31, 2010.

Name	Year	Perquisites and Other Personal Benefits (1)	Contribution to Profit Sharing Plan (2)	Contribution to Money Purchase Plan (3)	Total
		$	$	$	$

Cary L. Cheldin	2011	14,449	14,700	14,700	43,849
	2010	22,677	19,600	24,500	66,777

Lester A. Aaron	2011	14,095	14,700	14,700	43,495
	2010	15,401	19,600	24,500	59,501

Terry L. Kinigstein	2011	14,095	12,678	12,678	39,451
	2010	15,401	17,010	21,263	53,674

(1)	Represents payments for health insurance.
(2)	Represents amounts contributed or accrued to the person’s account under the Company’s Profit Sharing Plan, all of which are vested. The Company’s Profit Sharing Plan has a March 31 fiscal year end (see “Retirement Plans”).
(3)	Represents amounts contributed or accrued to the person’s account under the Company’s Money Purchase Plan, all of which are vested. The Company’s Money Purchase Plan has a March 31 fiscal year end (see “Retirement Plans”).

Employment Agreements

The Company has employment agreements with Cary L. Cheldin, Lester A. Aaron and Terry L. Kinigstein.

Cary L. Cheldin – On March 17, 2008, the Company entered into an employment agreement with Cary L. Cheldin that became effective on December 15, 2007, with a term ending December 31, 2012. The employment agreement of Cary L. Cheldin was amended effective April 1, 2009, to indicate the change in his offices and responsibility and to extend the end of the term of the agreement from December 31, 2012 to December 31, 2013. On March 24, 2010 the employment agreement was amended again to extend the end of the term of the agreement from December 31, 2013 to December 31, 2014. This agreement is terminable by the Company or Mr. Cary Cheldin at any time upon written notice. Mr. Cary Cheldin’s agreement provides for, among other things:

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A minimum annual base salary of $297,400 which was increased by the March 24, 2010 amendment to no less than $315,000 as a result of the changes in his offices and responsibilities. The annual base salary is subject to increase from time to time at the discretion of the Board of Directors.

An annual bonus provided that the Company’s consolidated net income (prior to deductions for income taxes and current bonuses paid to all executive officers of the Company, including Mr. Cary Cheldin, but after deducting discretionary bonuses paid to all employees) for the most recent four fiscal quarters ending prior to such payment date is equal to or greater than $4 million. The amount of the bonus is determined by the Board of Directors, in its discretion, but it is not to be less than $54,000, less any amounts paid as a discretionary bonus since the immediately preceding January. The agreement does not prevent the Board of Directors from electing, in its discretion, to grant a discretionary bonus in the event the net income goal of $4 million is not met.

Mr. Cary Cheldin is entitled to employment benefits, including holidays, personal leave, sick leave, vacation, health insurance, disability insurance, life insurance, and pension plans as provided by the Company’s policies in effect from time to time. The disability insurance is required to be in an amount sufficient to provide compensation to Mr. Cary Cheldin, if disabled, equal to 70% of the compensation that Mr. Cary Cheldin would be entitled to under the agreement. Benefits cannot be reduced from those provided to Mr. Cary Cheldin as of December 15, 2007. If the agreement is terminated by the Company for cause or by Mr. Cary Cheldin for other than a breach by the Company, payments of base salary, bonus, and benefits shall cease. Mr. Cary Cheldin is entitled only to payments of accrued but unpaid salary and vacation for periods or partial periods that occurred prior to the date of termination. Cause, as defined in the agreement, includes chronic alcohol or drug addiction by Mr. Cary Cheldin, fraud or unlawful appropriation of any money or other assets or properties of the Company by Mr. Cary Cheldin, a material breach by Mr. Cary Cheldin of the terms of his employment agreement which is not cured within ten (10) days after the Company has given Mr. Cary Cheldin written notice describing such material breach, the conviction of Mr. Cary Cheldin of any felony involving moral turpitude or any other serious crime involving moral turpitude, Mr. Cary Cheldin's gross moral turpitude relevant to his office or employment with the Company, and Mr. Cary Cheldin's willful engagement in misconduct which is demonstrably and materially injurious to the Company.

If the agreement is terminated by the Company without cause or by Mr. Cary Cheldin on account of a breach of the agreement by the Company, Mr. Cary Cheldin is entitled to (a) immediate payment in full of his salary for the remainder of the term of the agreement, without discount or mitigation, (b) his bonus for the remainder of the term of the agreement (without giving effect to the termination), and (c) his benefits for the remainder of the term of the agreement (without giving effect to the termination).

The Company has the option to terminate the agreement if Mr. Cary Cheldin becomes permanently disabled and is no longer able to perform the essential functions of his position with reasonable accommodation, provided that the Company has provided the required disability insurance benefit as part of his benefits. The agreement terminates on the death of Mr. Cary Cheldin, which is not considered a termination by the Company without cause.

Lester A. Aaron – On March 17, 2008, the Company entered into an employment agreement with Lester A. Aaron that became effective on December 15, 2007 with a term ending December 31, 2010. The employment agreement of Lester A. Aaron was amended effective April 1, 2009, to extend the end of the term of the agreement from December 31, 2010 to December 31, 2011 and on March 24, 2010, it was amended again to extend the end of the term of the agreement from December 31, 2011 to December 31, 2012. This agreement is terminable by the Company or Mr. Aaron at any time upon written notice. Mr. Aaron’s agreement provides for, among other things:

A minimum base salary of $199,500 which was increased by the March 24, 2010 amendment to no less than $237,000. The annual base salary is subject to increase from time to time at the discretion of the Board of Directors.

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An annual bonus provided that the Company’s consolidated net income (prior to deductions for income taxes and current bonuses paid to all executive officers of the Company, including Mr. Aaron, but after deducting discretionary bonuses paid to all employees) for the most recent four fiscal quarters ending prior to such payment date is equal to or greater than $4 million. The amount of the bonus is determined by the Board of Directors, in its discretion, but it is not to be less than $49,500, less any amounts paid as a discretionary bonus since the immediately preceding January. The agreement does not prevent the Board of Directors from electing, in its discretion, to grant a discretionary bonus in the event the net income goal of $4 million is not met.

Mr. Aaron is entitled to employment benefits, including holidays, personal leave, sick leave, vacation, health insurance, disability insurance, life insurance, and pension plans as provided by the Company’s policies in effect from time to time. The disability insurance is required to be in an amount sufficient to provide compensation to Mr. Aaron, if disabled, equal to 70% of the compensation that Mr. Aaron would be entitled to under the agreement. Benefits cannot be reduced from those provided to Mr. Aaron as of December 15, 2007. If the agreement is terminated by the Company for cause or by Mr. Aaron for other than a breach by the Company, payments of base salary, bonus, and benefits shall cease. Mr. Aaron is entitled only to payments of accrued but unpaid salary and vacation for periods or partial periods that occurred prior to the date of termination. Cause, as defined in the agreement, includes chronic alcohol or drug addiction by Mr. Aaron, fraud or unlawful appropriation of any money or other assets or properties of the Company by Mr. Aaron, a material breach by Mr. Aaron of the terms of his employment agreement which is not cured within ten (10) days after the Company has given Mr. Aaron written notice describing such material breach, the conviction of Mr. Aaron of any felony involving moral turpitude or any other serious crime involving moral turpitude, Mr. Aaron's gross moral turpitude relevant to his office or employment with the Company, and Mr. Aaron's willful engagement in misconduct which is demonstrably and materially injurious to the Company.

If the agreement is terminated by the Company without cause or by Mr. Aaron on account of a breach of the agreement by the Company, Mr. Aaron is entitled to (a) immediate payment in full of his salary for the remainder of the term of the agreement, without discount or mitigation, (b) his bonus for the remainder of the term of the agreement (without giving effect to the termination), and (c) his benefits for the remainder of the term of the agreement (without giving effect to the termination).

The Company has the option to terminate the agreement if Mr. Aaron becomes permanently disabled and is no longer able to perform the essential functions of his position with reasonable accommodation, provided that the Company has provided the required disability insurance benefit as part of his benefits. The agreement terminates on the death of Mr. Aaron, which is not considered a termination by the Company without cause.

Terry L. Kinigstein – On April 1, 2009, the Company entered into an employment agreement with Terry L. Kinigstein that became effective on April 1, 2009 with a term ending December 31, 2011. On March 24, 2010, it was amended to extend the end of the term of the agreement from December 31, 2011 to December 31, 2012. This agreement is terminable by the Company or Mr. Kinigstein at any time upon written notice. Mr. Kinigstein’s agreement provides for, among other things:

A minimum annual base salary of no less than $195,800 which was increased by the March 24, 2010 amendment to no less than $198,300. The annual base salary is subject to increase from time to time at the discretion of the Board of Directors.

An annual bonus provided that the Company’s consolidated net income (prior to deductions for income taxes and current bonuses paid to all executive officers of the Company, including Mr. Kinigstein, but after deducting discretionary bonuses paid to all employees) for the most recent four fiscal quarters ending prior to such payment date is equal to or greater than $4 million. The amount of the bonus is determined by the Board of Directors, in its discretion, but it is not to be less than $15,000, less any amounts paid as a discretionary bonus since the immediately preceding January. The agreement does not prevent the Board of Directors from electing, in its discretion, to grant a discretionary bonus in the event the net income goal of $4 million is not met.

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Mr. Kinigstein is entitled to employment benefits, including holidays, personal leave, sick leave, vacation, health insurance, disability insurance, life insurance, and pension plans as provided by the Company’s policies in effect from time to time. The disability insurance is required to be in an amount sufficient to provide compensation to Mr. Kinigstein, if disabled, equal to 70% of the compensation that Mr. Kinigstein would be entitled to under the agreement. Benefits cannot be reduced from those provided to Mr. Kinigstein as of April 1, 2009. If the agreement is terminated by the Company for cause or by Mr. Kinigstein for other than a breach by the Company, payments of base salary, bonus, and benefits shall cease. Mr. Kinigstein is entitled only to payments of accrued but unpaid salary and vacation for periods or partial periods that occurred prior to the date of termination. Cause, as defined in the agreement, includes chronic alcohol or drug addiction by Mr. Kinigstein, fraud or unlawful appropriation of any money or other assets or properties of the Company by Mr. Kinigstein, a material breach by Mr. Kinigstein of the terms of his employment agreement which is not cured within ten (10) days after the Company has given Mr. Kinigstein written notice describing such material breach, the conviction of Mr. Kinigstein of any felony involving moral turpitude or any other serious crime involving moral turpitude, Mr. Kinigstein's gross moral turpitude relevant to his office or employment with the Company, and Mr. Kinigstein's willful engagement in misconduct which is demonstrably and materially injurious to the Company.

If the agreement is terminated by the Company without cause or by Mr. Kinigstein on account of a breach of the agreement by the Company, Mr. Kinigstein is entitled to (a) immediate payment in full of his salary for the remainder of the term of the agreement, without discount or mitigation, (b) his bonus for the remainder of the term of the agreement (without giving effect to the termination), and (c) his benefits for the remainder of the term of the agreement (without giving effect to the termination).

The Company has the option to terminate the agreement if Mr. Kinigstein becomes permanently disabled and is no longer able to perform the essential functions of his position with reasonable accommodation, provided that the Company has provided the required disability insurance benefit as part of his benefits. The agreement terminates on the death of Mr. Kinigstein, which is not considered a termination by the Company without cause.

Option/SAR Grants and Stock Awards in Last Fiscal Year

No stock options, stock appreciation rights or stock awards were granted to any named executive officer during the year ended December 31, 2011.

Options/SAR Exercises and Stock Awards Vesting in Last Fiscal Year and Unexercised Options/SAR and Stock Awards at Fiscal Year End

No stock options or stock appreciation rights were exercised by, nor any stock award vested in favor of, any named executive officer during the year ended December 31, 2011; and no options, stock appreciation rights or stock awards were held by any named executive officer at December 31, 2011.

Stock Option Plans

The Company’s 1999 Omnibus Stock Plan (the “1999 Plan”) that covered 500,000 shares of the Company’s common stock (subject to adjustment in the case of stock splits, reverse stock splits, stock dividends, etc.) was adopted by the Board of Directors in March 1999 and approved by shareholders on June 4, 1999. The 1999 Plan was terminated by its terms on March 15, 2009. As of that date, the only securities outstanding under the 1999 Plan were employee stock options covering an aggregate of 124,650 shares of common stock, all of which were fully exercisable. The termination of the 1999 Plan did not affect any of the outstanding stock options, all of which continue in full force and effect in accordance with their terms. None of the outstanding options are held by a named executive officer. The 1999 Plan is administered by the Board of Directors or a committee authorized by the Board of Directors, consisting of at least two directors each of whom is not an officer or employee of the Company and meeting the qualifications set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. Presently, the 1999 Plan is being administered by the Board of Directors.

All outstanding options under the 1999 Plan will terminate upon consummation of (a) a dissolution of the Company or (b) in case no provision has been made for the survival, substitution, exchange, or other settlement of any outstanding option, stock appreciation rights and/or unvested stock issuances, a merger or consolidation of the Company with another corporation in which the shareholders of the Company immediately prior to the merger will own less than a majority of the outstanding voting securities of the surviving corporation after the merger, or a sale of all or substantially all of the assets and business of the Company to another corporation.

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The Company’s 2011 Incentive Stock Option Plan (the “2011 Plan”) covers 200,000 shares of the Company’s common stock (subject to adjustment in the case of stock splits, reverse stock splits, stock dividends, etc.) and was adopted by the Board of Directors in March 2011 and approved by shareholders on May 26, 2011. During the year ended December 31, 2011, options to purchase 91,240 shares of common stock were granted to one non-executive employee and 9,124 of these shares are currently vested and exercisable. The 2011 Plan is administered by the Board of Directors or a committee authorized by the Board of Directors, consisting of at least two directors each of whom is not an officer or employee of the Company and meeting the qualifications set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The administrator has complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the 2011 Plan.

Options granted under the 2011 Plan are intended to be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and may be granted only to employees of the Company or its subsidiaries. The exercise price of options granted under the 2011 Plan may not be less than the fair market value of the Company’s Common Stock on the date of grant. The exercise price of an incentive stock option must be 110% of the fair market value of the stock if such option is granted to an employee who holds more than 10% of the total combined voting power of the Company’s voting securities.

In accordance with the rules under the Code for incentive stock options, the 2011 Plan provides that incentive stock options granted to any particular employee under the 2011 Plan may not “vest” for more than $100,000 in fair market value of the stock (measured on the grant date) in any calendar year. If incentive stock options granted to an optionee would vest for more than $100,000 in any calendar year, then such incentive stock options will, to such extent, be treated as non-statutory stock options.

In general, upon termination of employment of an optionee, all options granted to such person which were not exercisable on the date of such termination will immediately terminate, and any options that are exercisable on such termination date will be exercisable for a period of thirty (30) days (one year or such shorter period as determined by the administrator in the case of termination by reason of death or disability) following termination of employment.

Options granted under the 2011 Plan may not be exercised more than 10 years after the date of grant (5 years after the date of grant if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). The exercise price under any option may be paid in cash, recourse notes or shares of Common Stock already owned or, in the case of a “net exercise,” covered by the option, as may be determined by the administrator. Under the 2011 Plan, shares subject to canceled or terminated options are available for subsequently granted options.

Under the 2011 Plan, in the event of a Change of Control Event, the vesting of each option shall (contingent upon the consummation of the Change of Control Event) be accelerated to a date prior to the effective time of the Change of Control Event as the Board of Directors shall determine (or if the Board of Directors shall not determine such a date, to the date that is five (5) business days prior to the effective time of the Change of Control Event) and all options will terminate if not exercised at or prior to the effective time of the Change of Control Event. Alternatively, in the event of a Change of Control Event, the Board of Directors may provide that an option holder may not exercise his or her option but will receive a payment, in such form as determined by the Board of Directors, equal in value to the excess, if any of (i) the value of the property that the option holder would have received upon the exercise of the option following the acceleration of the vesting of the option over (ii) the exercise price which would have been payable by the option holder in connection with such exercise. A "Change of Control Event" will be deemed to have occurred upon the consummation of (i) a sale of all or substantially all of the Company’s assets (other than to a wholly-owned subsidiary or subsidiaries of the Company) in one transaction or a series of related transactions, or (ii) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (iii) the direct or indirect acquisition by way of a tender or exchange offer by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company or (iv) the complete liquidation or dissolution of the Company.

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Equity Compensation Plan Information

The following table shows the total number of outstanding options and shares available for other future issuance of options under the Company’s equity compensation plans as of December 31, 2011.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
1999 Omnibus Stock Plan (1)	25,396	$3.11	0
2011 Incentive Stock Plan	91,240	$10.96	108,760
Equity compensation plans not approved by security holders:	0	$0.00	0
Total	116,636	$9.25	108,760

(1)	The 1999 Omnibus Stock Plan terminated by its terms on March 15, 2009. The termination of the 1999 Omnibus Stock Plan did not affect any of the outstanding stock options granted pursuant to the 1999 Omnibus Stock Plan, all of which continue in full force and effect in accordance with their terms.

Retirement Plans

Profit Sharing Plan

The Unico American Corporation Profit Sharing Plan covers Company employees who are at least 21 years of age and have been employed by the Company for at least two years are participants in this Plan. Pursuant to the terms of such Plan, the Company annually contributes for the account of each participant an amount equal to a percentage of the participant's eligible compensation as determined by the Board of Directors. Participants must be employed by the Company on the last day of the plan year to be eligible for contribution. Participants are entitled to receive distribution of benefits under the Plan upon retirement, termination of employment, death, or disability.

Money Purchase Plan

The Unico American Corporation Money Purchase Plan covers the present executive officers of the Company and an employee of a subsidiary of the Company. Pursuant to the terms of such Plan, the Company annually contributes to the account of each participant an amount equal to a percentage of the participant's eligible compensation as determined by the Board of Directors. However, amounts contributed to the Unico American Corporation Profit Sharing Plan will be considered first in determining the actual amount available under the Internal Revenue Service maximum contribution limits. Participants must be employed by the Company on the last day of the plan year to be eligible for contribution. Participants are entitled to receive distribution of benefits under the Plan upon retirement, termination of employment, death, or disability.

Report of the Audit Committee

Neither the following report of the Audit Committee nor any other information included in this Proxy Statement pursuant to Item 407(d)1-3 of Regulation S-K constitutes “soliciting material” and none of such information should be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference in any of those filings.

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Management is responsible for the Company’s financial reporting process including its system of internal control and for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles (GAAP). The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and oversee these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or auditing or accounting procedures. We are not employees of the Company; and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with GAAP and on the representations of the independent auditors included in their report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with GAAP, that the audit of the Company’s financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, or that the Company’s independent accountants are in fact “independent.”

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2011, with the Company’s management.

The Audit Committee has discussed with KPMG LLP the matters required to be discussed pursuant to Statement of Auditing Standards No. 61, “Communication with Audit Committees,” as amended and as adopted by the PCAOB in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from KPMG LLP, the Company’s independent registered public accounting firm, required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

                                                                                                                      Members of the Audit Committee:

David A. Lewis

Warren D. Orloff

Donald B. Urfrig

RELATED PARTY TRANSACTIONS

Until March 31, 2012, the Company occupied approximately 46,000 square feet of an office building located at 23251 Mulholland Drive, Woodland Hills, California 91364-2732, under a master lease that expired March 31, 2012. Erwin Cheldin, the Company's former president and a current director and principal stockholder, is the owner of the building. The Company signed an extension to the lease with a 4% increase in rent effective April 1, 2007. The lease provided for an annual gross rent of $1,066,990 from April 1, 2007, through March 31, 2012. The total rent expense under this lease agreement was $1,066,990 for the years ended December 31, 2011, 2010, and 2009. The Company intends to relocate its offices and is currently looking to purchase an office building for that purpose. While this process takes place, the Company has entered into a new one-year lease at its current location with Erwin Cheldin and will be occupying approximately half of the space it previously leased. The new lease provides for an annual gross rent of $486,000 and is effective from April 1, 2012, through March 31, 2013, with options to extend for three 6-month periods at the same terms and conditions for each extension period. The Company anticipates that it will incur approximately $180,000 for tenant improvements and other costs required to downsize its current space. The Company believes that at the inception of the original lease agreement, each subsequent extension of that lease and the new lease agreement effective April 1, 2012, the terms of the lease were at least as favorable to the Company as could have been obtained from non-affiliated third parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (SEC) initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. To the Company's knowledge, based solely on review of copies of reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 2011, all Section 16(a) filing requirements applicable to its executive officers, directors, and greater than 10% beneficial owners were complied with.

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APPOINTMENT OF AUDITORS

KPMG LLP has served as the Company’s independent auditors since 1996. The Audit Committee has selected it to continue as the Company's auditors and to audit the books and other records of the Company for the year ending December 31, 2012. A representative of KPMG LLP is expected to attend the Annual Meeting of Shareholders. Such representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s financial statements for the fiscal year ended December 31, 2011, and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the fiscal year ended December 31, 2011, were approximately $230,000. The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s financial statements for the fiscal year ended December 31, 2010, and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the fiscal year ended December 31, 2010, were approximately $222,000.

Audit Related Fees

The aggregate fees billed by KPMG LLP for professional services related to the audit of the Company’s financial statements for the fiscal years ended December 31, 2011 and 2010, exclusive of the fees disclosed under the section audit fees above were $0.

Tax Fees

There were no services rendered or fees billed for tax compliance, consulting, or planning services by KPMG LLP for the year ended December 31, 2011, and for the year ended December 31, 2010.

All Other Fees

There were no services rendered or fees billed related to compliance and planning during the years ended December 31, 2011, and December 31, 2010.

The policy of the Audit Committee is to pre-approve all audit and non-audit services provided by KPMG, LLP.

OTHER MATTERS

The Board of Directors is not aware of any business to be presented at the Annual Meeting except for the matters set forth in the Notice of Annual Meeting of Shareholders and described in this Proxy Statement. Unless otherwise directed, all shares represented by proxy holders will be voted in favor of the proposals described in this Proxy Statement. If any other matters come before the Annual Meeting, the proxy holders will vote on those matters using their best judgment.

SHAREHOLDERS’ PROPOSALS

Shareholders desiring to exercise their right under the proxy rules of the Securities and Exchange Commission to submit proposals for consideration by the shareholders at the 2013 Annual Meeting are advised that their proposals must be received by the Company no later than December 20, 2012, for inclusion in the Company’s Proxy Statement and form of proxy relating to that meeting. If a shareholder intends to present a proposal at the 2013 Annual Meeting but does not seek inclusion of that proposal in the Proxy Statement for that meeting, the holders of proxies for that meeting will be entitled to exercise their discretionary authority on that proposal if the Company does not have notice of the proposal by March 4, 2013.

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ANNUAL REPORT TO SHAREHOLDERS

The Company's 2011 Annual Report on Form 10-K includes the Company’s consolidated balance sheets as of December 31, 2011 and 2010 and the related consolidated statements of operations, comprehensive income, changes in stockholders’ equity and cash flows for each of the years in the three year period ended December 31, 2011, and is included in the Annual Report of the Company being mailed to the shareholders along with this Proxy Statement. The Annual Report including Form 10-K is not to be considered a part of the soliciting material.

By Order of the Board of Directors,

Cary L. Cheldin

Chairman of the Board, President

and Chief Executive Officer

Woodland Hills, California

April 18, 2012

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 24, 2012. The Proxy Statement and the Annual Report to Shareholders are available at http://materials.proxyvote.com/904607.

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PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF UNICO AMERICAN CORPORATION

The undersigned hereby constitutes and appoints LESTER A. AARON and CARY L. CHELDIN, and each of them, with full power of substitution, the proxies of the undersigned to represent the undersigned and vote all shares of common stock of UNICO AMERICAN CORPORATION (the "Company"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at the Hilton Garden Inn at 24150 Park Sorrento, Calabasas, California 91302, on May 24, 2012, at 2:00 p.m. local time and at any adjournments thereof, with respect to the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, in the following manner.

 1.  ELECTION OF DIRECTORS             ð   FOR all nominees listed           ð WITHHOLD AUTHORITY

                                                                            (except as marked to the                    to vote all nominees listed below

                                                                             contrary below)

ERWIN CHELDIN, CARY L. CHELDIN, LESTER A. AARON, GEORGE C. GILPATRICK,

TERRY L. KINIGSTEIN, WARREN D. ORLOFF, SAMUEL J. SORICH, DONALD B. URFRIG

 INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,

 STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE LIST ABOVE.

2.  IN ACCORDANCE WITH THEIR BEST JUDGMENT, with respect to any other matters which may properly come before the meeting and any adjournment or adjournments thereof.

Please sign and date on reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED HEREIN. When this proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with the choices specified herein. IF NO CHOICES ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

DATED:_______________________________________, 2012

__________________________________________________

(Signature)

__________________________________________________

(Signature if jointly held)

Please date and sign exactly as your name or names appear herein. If more than one owner, all should sign. When signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation or partnership, sign the full corporate or partnership name by its duly authorized officer or partner.

PLEASE COMPLETE, SIGN, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE